UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Leesport Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 17, 2007

TO THE SHAREHOLDERS OF LEESPORT FINANCIAL CORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Leesport Financial Corp. will be held at 11:00 A.M. (Eastern Time) on Tuesday, April 17, 2007, at the Sheraton-Reading Hotel, 1741 Papermill Road, Wyomissing, Pennsylvania, 19610, for the following purposes:

1.                To elect five Class I Directors, each for a three-year term. The nominees of the Board of Directors for election as Class I Directors are Vito A. DeLisi, M. Domer Leibensperger, Karen A. Rightmire, Michael L. Shor, and Alfred J. Weber.

2.                To approve the Leesport Financial Corp. 2007 Equity Incentive Plan.

3.                To ratify the appointment of Beard Miller Company LLP as Leesport’s independent auditors for the year 2007.

4.                To transact any such other business as may properly be presented at the meeting or any adjournment or postponement of the meeting.

In accordance with the bylaws of Leesport and action of the Board of Directors, only those shareholders of record at the close of business on Tuesday, March 6, 2007, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important regardless of the number of shares that you own. Please submit your vote either by mail, via the Internet, or by person at the meeting. Giving your proxy by mail or via the Internet does not affect your right to vote in person if you attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ JENETTE L. ECK
Jenette L. Eck, Secretary

March 13, 2007

PROXY STATEMENT

Dated and to be mailed March 13, 2007

LEESPORT FINANCIAL CORP.
1240 BROADCASTING ROAD
WYOMISSING, PENNSYLVANIA 19610
610.208.0966

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 17, 2007

i

Although we recommend that you read carefully the full text of the enclosed Proxy Statement, we have prepared the following “Questions and Answers” to assist you in understanding the voting procedures and information on each Proposal. We refer in this Proxy Statement to Leesport Financial Corp. as “Leesport” or the “Company.”

QUESTIONS AND ANSWERS

Q.              What am I voting on?

A.	• Election of five Class I Directors to a three-year term. The nominees of the Board of Directors are:
• Vito A. DeLisi
• M. Domer Leibensperger
• Karen A. Rightmire
• Michael L. Shor
• Alfred J. Weber

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•       To approve the Leesport Financial Corp. 2007 Equity Incentive Plan.

•       To ratify the appointment of Beard Miller Company LLP as Leesport’s independent auditors for the year ending December 31, 2007.

Q.              How does the Board of Directors recommend that I vote my shares?

A.     The Board of Directors recommends that you vote your shares as follows:

•       “FOR” the nominees of the Board of Directors for election as Class I Directors (see Matter No. 1);

•       “FOR” adoption of the Leesport Financial Corp. 2007 Equity Incentive Plan (see Matter No. 2); and

•       “FOR” ratification of the appointment of Beard Miller Company LLP as Leesport’s independent auditors for the year ending December 31, 2007.

Q.              Who is entitled to vote?

A.     Shareholders of record as of the close of business on Tuesday, March 6, 2007

Q.              How many votes do I have?

A.     Each share of common stock is entitled to one vote.

Q.              How do I vote?

A.              You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via the Internet, as described below.

Voting by Proxy. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

ON YOUR PROXY CARD:

•        Mark your selections;

•        Date and sign your name exactly as it appears on your card, and

•        Mail to American Stock Transfer & Trust Company, Shareholder Services, in the enclosed return envelope.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting in person. If you attend the meeting, you may deliver your completed proxy card in person or may vote by completing a ballot which will be available at the meeting. If your shares are registered in the name of a broker or other nominee, you may vote in person at the meeting by delivering the appropriate proxy form you have received by your broker or nominee.

Should you have any questions on the procedure for voting your shares, please contact American Stock Transfer & Trust Company, Shareholder Services, at 800.937.5449.

Q.              Can I revoke my proxy and change my vote after I have returned my proxy card?

A.              You may revoke your proxy at any time before it is exercised by either:

•       Submitting to the Secretary a written notice of revocation or a subsequently executed proxy card; or

•       Attending the meeting and voting in person.

Q.              What does it mean if I get more than one proxy card?

A.              Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all shares are voted. If you would like to inquire about having all of your accounts registered in the same name and address, please contact American Stock Transfer & Trust Company, Shareholder Services, 800.937.5449.

Q.              What constitutes a quorum for the Annual Meeting?

A.              As of March 6, 2007, 5,410,330 shares of Leesport Financial Corp. common stock were issued and outstanding, each of which will be entitled to one vote at the meeting. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and “broker non-votes” are also included for purposes of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.

Q.              Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the meeting?

A.              The nominees for election as Class I Directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class I Directors. Shareholders cannot cumulate votes for the election of directors. The affirmative vote of a majority of all votes cast, in person and by proxy, at the meeting is required to approve the other matters to be considered at the meeting. Under Pennsylvania law, abstentions and broker non-votes will not affect the outcome of any of the matters being voted on at the meeting.

Q.              Who will count the vote?

A.              A representative of American Stock Transfer & Trust Company, Leesport’s transfer agent, will tabulate the votes and act as the inspector of election.

Q.              Is my vote confidential?

A.              Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed either within Leesport or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management.

Q.              Who will bear the cost of soliciting votes for the Annual Meeting?

A.              Leesport will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Company’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Leesport has retained the services of American Stock Transfer & Trust Company to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries, and to tabulate votes at the meeting. Leesport estimates that it will pay a fee of $15,000 for these services. In addition, Leesport may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q.              What happens if additional proposals are presented at the Annual Meeting?

A.              Other than the three proposals described in this proxy statement, Leesport does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Jenette Eck, Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.              May I propose actions for consideration at next year’s Annual Meeting of Shareholders or nominate individuals to serve as directors?

A.              You may submit proposals for consideration at future annual shareholder meetings, including director nominations.

Shareholder Proposals:  A shareholder who desires to submit a proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2008 in accordance with the rules of the Securities and Exchange Commission, must submit the proposal to us at our principal executive offices, 1240 Broadcasting Road, Wyomissing, Pennsylvania, 19610-0219, on or before November 14, 2007.

A shareholder proposal submitted after November 14, 2007, or which does not otherwise meet the requirements of the Securities and Exchange Commission, will not be included in our proxy statement for the annual meeting to be held in 2008, but may nevertheless be presented at the annual meeting. To present a proposal at the annual meeting in 2008, a shareholder must submit a notice at our principal executive offices no earlier than January 18, 2008, and no later than February 17, 2008, containing the information specified in our bylaws. If the annual meeting in 2008 is not held within 30 days prior to or after April 17, 2008 (the date of the annual meeting in 2007), the notice must be delivered to or mailed and received at the principal executive offices within five days of mailing the notice of meeting or public disclosure of the meeting date.

If the shareholder intending to present such a proposal has not provided us written notice of the matter on or after January 18, 2008 and on or before February 17, 2008 as required by our bylaws, the chairman of the meeting may declare the proposal out of order and, in any event, proxy holders of the Board of Directors would have discretionary authority to vote on such proposal at the meeting.

Director Nominations:  Our bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for directors made by shareholders, other than those made by management, must be made by notice in writing to the President no less than 60 days and no more than 90 days before the anniversary date of the immediately preceding annual meeting provided the meeting is held within 30 days of the date of the preceding year’s annual meeting. The notification must contain the information specified in our bylaws. The presiding officer of the meeting may, in such officer’s sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure. As of the date of this proxy statement, we have not received a notice of nomination for election as a director from any shareholder.

Copy of Bylaw Provisions:  You may contact our Corporate Secretary at our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and for nominating director candidates.

MATTER NO. 1
ELECTION OF CLASS I DIRECTORS

General

Leesport’s bylaws provide that its business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the bylaws, is divided into three classes, with each being as nearly equal in number as possible. As of March 6, 2007, the Board of Directors consisted of fourteen members:

•       Class I—five members

•       Class II—four members

•       Class III—five members

Under the bylaws, a vacancy on the Board of Directors is filled by the remaining members of the Board. If the vacancy results from death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the Class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by shareholders at the next annual meeting of shareholders at which directors of the same Class are elected. Under Pennsylvania law and the Company’s articles of incorporation, directors of the Company may be removed from office by a vote of shareholders only for cause.

Under the bylaws, no person shall be eligible for nomination or for election to the Board of Directors of the Company once such person attains the age of 70 years, provided that the Director was not elected pursuant to the terms of a definitive agreement of acquisition or merger approved by the Board of Directors of the Company. Directors in office on the date of the adoption of the  mandatory retirement age are not subject to such provision.

The term of office for each director in Class I expires on the date of the Annual Meeting of Shareholders on April 17, 2007. Accordingly, five Class I directors have been nominated for election at the meeting to serve for three-year terms expiring on the date of the Annual Meeting of Shareholders in 2010.

The five nominees for election as Class I directors receiving the highest number of votes at the meeting will be elected to serve as directors.

Any shareholder who wishes to withhold authority to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. Management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

DIRECTOR INFORMATION

Nominees for Class I Directors to serve for a three-year term, expiring in 2010:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
Vito A. DeLisi	58	2004	President of the Madison Bank Division of Leesport Bank; prior thereto, President and Chief Executive Officer of Madison Bancshares Group, Ltd. and Madison Bank	• Asset-Liability Committee • Executive Committee

M. Domer Leibensperger	66	2005	President, Leibensperger Funeral Homes, Inc.	• Human Resources/Compensation Committee • Leesport Bank Executive Credit Committee

Karen A. Rightmire	59	1994	President of United Way of Berks County	• Executive Committee • Governance Committee • Human Resources/Compensation Committee Chair

Michael L. Shor	47	2002	Senior Vice President of Carpenter Technology Corp.—Engineered Products Operations Division, a manufacturer of specialty alloys	• Executive Committee • Governance Committee • Human Resources/Compensation Committee

Alfred J. Weber	54	1995	President of Tweed-Weber, Inc., a management consulting firm	• Chairman of Leesport Financial Corp. and Leesport Bank • Executive Committee, Chair • Governance Committee • Human Resources/Compensation Committee

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF THESE CLASS I DIRECTORS. Mr. DeLisi originally joined the Board as a result of our acquisition of Madison Bancshares Group, Ltd. in October 2004. Mr. Leibensperger  originally served on the Board of Directors of Leesport Bank and was recommended to serve on the holding company board by Leesport’s Governance Committee.

Continuing Class II Directors to serve until 2008:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
Patrick J. Callahan	48	2004	Finance Director of The DePaul Group, a multi-industry organization	• Leesport Bank Executive Credit Committee

Robert D. Davis	59	2005	President and Chief Executive Officer of Leesport Financial Corp. and Leesport Bank; Chairman of Essick & Barr, LLC; Chairman of Madison Financial Advisors, LLC	• Asset-Liability Committee • Executive Committee • Leesport Bank Executive Credit Committee

Charles J. Hopkins	56	1999	President and Chief Executive Officer of Essick & Barr LLC, a full service insurance agency, a wholly-owned subsidiary of Leesport Financial Corp.	• Executive Committee

Michael J. O’Donoghue	64	2004	Partner at Wisler, Pearstine, Talone, Craig, Garrity & Potash, a law firm	• Asset-Liability Committee

Continuing Class III—Directors to serve until 2009:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
James H. Burton	50	2000	President of Manchester Copper Products, LLC. Prior thereto, President and Chief Operating Officer of Magnatech International, LP, a machinery manufacturer	• Audit Committee • Executive Committee • Governance Committee, Chair

Philip E. Hughes, Jr.	57	2005	CPA and attorney, Larson Allen, a CPA firm	• Audit Committee

Andrew J. Kuzneski, Jr.	66	1999	President of Berkshire Securities Corporation, a personal investment company	• Vice Chairman of Leesport Financial Corp. and Leesport Bank • Audit Committee, Chair • Executive Committee • Governance Committee

Frank C. Milewski	56	2002	President and Chief Executive Officer of The ReDCo Group, an employee management services company	• Asset-Liability Committee • Audit Committee • Executive Committee • Leesport Bank Executive Credit Committee

Harry J. O’Neill III	57	1984	President of O’Neill Financial Group, Inc., a personal holding company	• Audit Committee • Leesport Bank Executive Credit Committee

BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of our common stock as of January 31, 2007, by each director and executive officer, and the directors and executive officers as a group. Unless otherwise indicated in a footnote, shares are not pledged as security.

Director and Executive Officer Stock Ownership

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Total Shares Outstanding
James H. Burton	7,927	(2)	*
Patrick J. Callahan	6,147		*
Robert D. Davis	18,760	(2)	*
Vito A. DeLisi	14,594		*
Charles J. Hopkins	73,056		1.36%
Philip E. Hughes, Jr.	28,831	(3)	*
Andrew J. Kuzneski, Jr.	138,412	(4)	2.57%
M. Domer Leibensperger	15,684		*
Frank C. Milewski	37,133	(5)	*
Michael J. O’Donoghue	10,662	(6)	*
Harry J. O’Neill, III	18,412		*
Karen A. Rightmire	19,541		*
Michael L. Shor	9,955		*
Alfred J. Weber	20,824		*
Edward C. Barrett	25,289		*
Jenette L. Eck	14,353	(7)	*
James E. Kirkpatrick	13,712	(8)	*
Terry F. Favilla	3,150		*
Christina S. McDonald	7,173		*
All directors and executive officers as a group (19 persons)	483,615		9.00%

*                    Less than 1% of the outstanding shares of common stock.

(1)          The amounts include the following shares of common stock that the individual has the right to acquire by January 31, 2007 by exercising outstanding stock options:

James H. Burton	5,058	Michael J. O’Donoghue	4,478
Patrick J. Callahan	4,478	Harry J. O’Neill III	11,401
Robert D. Davis	17,500	Karen A. Rightmire.	11,401
Vito A. DeLisi.	6,825	Michael L. Shor	6,711
Charles J. Hopkins	7,878	Alfred J. Weber	11,401
Philip E. Hughes, Jr.	3,375	Edward C. Barrett	16,213
Andrew J. Kuzneski, Jr	10,185	Jenette L. Eck	12,688
M. Domer Leibensperger.	11,401	Terry F. Favilla	3,150
Frank C. Milewski	10,185	Christina S. McDonald	6,825
All directors and officers as a group.	161,153

(2)          all shares held joint with spouse

(3)          includes 20,520 shares held joint with spouse

(4)          includes 2,315 shares held by spouse, and 115,763 shares held by Berkshire Securities Corporation

(5)          includes 20,455 shares held joint with spouse

(6)          includes 322 shares held joint with spouse, and 222 shares held by spouse

(7)          includes 39 shares held joint with spouse

(8)          includes 10,089 shares held joint with spouse. Mr. Kirkpatrick separated from us effective November 3, 2006

CORPORATE GOVERNANCE

Our governing body is our Board of Directors. The Board is elected by and accountable to our shareholders to direct and oversee our management in the long-term interests of shareholders.

Corporate Governance Principles

The Board has adopted corporate governance principles that, together with our articles of incorporation, bylaws, and the charters of Board Committees, provide a framework for the governance of the Company. The principles are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic and evolving process, these principles are reviewed annually and may be changed by the Board from time to time. A copy of these principles is available at our website at www.leesportfc.com, or by contacting the Corporate Secretary.

Director Independence

The Board of Directors has affirmatively determined that James H. Burton, Philip E. Hughes, Jr., Andrew J. Kuzneski, Jr., M. Domer Leibensperger, Frank C. Milewski, Harry J. O’Neill, III, Karen A. Rightmire, Michael L. Shor, and Alfred J. Weber are independent within the meaning of the Nasdaq listing standards. In addition, all members of the Board serving on the Audit, Governance and Human Resources Committee are independent within the meaning of the Nasdaq listing standards applicable to each committee. The Board determined that the following directors are not independent within the meaning of the Nasdaq listing standards:  Robert D. Davis, President and Chief Executive Officer of the Company and Leesport Bank, Vito A. DeLisi, President of the Madison Bank division of Leesport Bank, Charles J. Hopkins, President and Chief Executive Officer of Essick & Barr, LLC, a wholly owned subsidiary of the Company, Patrick J. Callahan, Finance Director of The DePaul Group of Companies, and Michael J. O’Donoghue, Partner at Wisler, Pearstine, Talone, Craig, Garrity & Potash, LP. Messrs. DeLisi, Callahan and O’Donoghue joined the Board as a result of the acquisition of Madison Bancshares Group, Ltd. in October 2004. Mr. Callahan is not independent within the meaning of Nasdaq listing standards because he is an executive officer of The DePaul Group, which leases to Leesport Bank certain real estate on which branches acquired in the Madison transaction are located. Mr. O’Donoghue is not independent within the meaning of Nasdaq listing standards because he is the brother-in-law of a principal of The DePaul Group.

The Board has determined that a lending relationship resulting from a loan made by Leesport Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. The Board also determined that maintaining with Leesport Bank a deposit, savings or similar account by a director or any of the director’s affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by the Board regarding director independence include, but are not limited to:  reciprocal directorships (“director interlocks”), existing significant employment or consulting relationships, an existing commercial relationship between the director’s organization and Leesport, or new business relationships that develop through Board membership.

The independent directors meet regularly in executive session without management present. The Board has appointed an independent director to serve as Chairman of the Board. The Chairman also serves as chair of the Board’s executive sessions (without management present).

Board Membership Criteria

Each member of the Board must possess the individual qualities of integrity, high performance standards, mature confidence, informed judgment, and financial literacy. Each director is required to own a significant equity position in the company. Non-employee directors are required to own stock worth at least three times their average annual director fees for the previous three years, and are required to receive 100% of their director fee payment in Company stock until this requirement is met.

Code of Conduct

We have adopted a Code of Conduct that includes a conflict of interest policy and applies to all directors, officers and employees. All of our directors, officers and employees are required to affirm in writing their acceptance of the Code of Conduct. The Code of Conduct is available for review at our website at www.leesportfc.com or by contacting the Corporate Secretary.

Communications With Directors

The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to Corporate Secretary, Leesport Financial Corp., P.O. Box 6219, Wyomissing, Pennsylvania 19610. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward all such bona fide communications, with the exception of those clearly of a marketing nature, to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Board has five committees: an Audit Committee, an Asset-Liability Committee, an Executive Committee, a Governance Committee, and a Human Resources/Compensation Committee. The Governance Principles, Code of Conduct, and the charters for committees of the Board may be viewed at www.leesportfc.com or by contacting the Corporate Secretary.

The following table shows the number of meetings and membership of the Board and committees during 2006. Our directors attended at least 75% of the aggregate of all meetings of our Board of Directors and committees on which they served. All directors are required to attend the Annual Meeting of Shareholders, and all directors were present at our 2006 Annual Meeting of Shareholders.

Board Member	Board of Directors	Audit Committee	Asset Liability Committee	Executive Committee	Governance Committee	Human Resources Committee
J. H. Burton	X	X		X	X
P. J. Callahan	X
R. D. Davis	X		X	X
V. A. DeLisi	X		X
C. J. Hopkins	X			X
P. E. Hughes, Jr.	X	X
A. J. Kuzneski, Jr.	X	X		X	X
M. Domer Leibensperger	X					X
F. C. Milewski	X	X	X	X	X
M. J. O’Donoghue	X		X
H. J. O’Neill, III	X	X
K. A. Rightmire	X			X	X	X
M. L. Shor	X			X	X	X
A. J. Weber	X			X	X	X
Total meetings held in 2006	12	9	4	4	4	6

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable laws and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with the exception of the Executive Committee, on which two inside directors serve, and the Asset-Liability Committee, on which our senior officers serve.

Asset-Liability Committee

The committee is composed of four directors and six senior officers of the Company. The Asset-Liability Committee is responsible for monitoring the interest rate sensitivity of our assets and liabilities.

Audit Committee

The Audit Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter, which complies with the requirements of the Nasdaq listing standards and SEC rules and regulations. A copy of the committee’s charter as adopted by the Board of Directors is available at our website at www.leesportfc.com or by contacting the Corporate Secretary. The Audit Committee’s duties include:

•       Appointing, compensating, and providing oversight of, our independent accountants;

•       Approving all audit and non-audit services to be performed by our independent accountants;

•       Reviewing the scope and results of the audit plans of the independent accountants and internal auditor;

•       Overseeing the scope and adequacy of our internal accounting control and recordkeeping systems;

•       Conferring independently with, and reviewing various reports generated by, our independent accountants;

•       Overseeing the scope and activities of the internal audit function;

•       Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Board of Directors has designated Andrew J. Kuzneski, Jr., as the Audit Committee financial expert, and has determined that Mr. Kuzneski is independent within the meaning of the Nasdaq listing standards.

Executive Committee

The Executive Committee is composed of eight directors, six of whom are independent directors (as defined under Nasdaq listing standards) and two of whom are employee directors, and operates under a written charter. A copy of the committee’s charter is available at our website at www.leesportfc.com or by contacting the Corporate Secretary. The Executive Committee’s duties include:

•       Acting on matters that the Chairman of the Board has determined to be an emergency that should not be postponed until the next scheduled Board meeting and for which a special meeting of the Board is not practicable;

•       Serving as a sounding board for the CEO in his/her strategic efforts; and

•       Taking such other action and do such other things as may be referred to it from time to time by the Board.

Governance Committee

The Governance Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter. The committee’s charter is available at our website at www.leesportfc.com or by contacting the Corporate Secretary. The Governance Committee’s duties include:

•       Assisting the Board of Directors and management in developing and maintaining best practices in corporate governance;

•       Administering a process to measure the effectiveness of the Board of Directors;  and

•       Recommending to the Board of Directors the criteria by which directors will be held accountable.

The Governance Committee also serves as our Nominating Committee. The committee believes that candidates for director should have certain minimum qualifications, and takes into consideration the following factors:

•       Current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

•       The ability and willingness to commit adequate time to Board and committee matters;

•       Personal qualities and characteristics, accomplishments and professional reputation;

•       The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, diverse, and responsive to our needs.

The process for identifying and evaluating nominees is as follows:

•       In the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

•       In the case of new director candidates, the committee first determines whether the nominee is independent pursuant to applicable securities laws, and the rules and regulations of the Securities and Exchange Commission and Nasdaq. The Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates’ qualifications and then recommends nominees to the Board of Directors.

•       The committee will consider director candidates recommended by shareholders provided the procedures set forth under the Questions and Answers section of this Proxy Statement, in accordance with our bylaws, are followed. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

Human Resources/Compensation Committee

The Human Resources/Compensation Committee is composed of four independent directors (as defined under Nasdaq listing standards) and operates under a written charter. A copy of the charter is available at our website at www.leesportfc.com or by contacting the Corporate Secretary. Its duties include:

•       Review salary and our benefits programs;

•       Address and make recommendations to the Board of Directors relating to employee matters, including compensation;

•       Evaluate the CEO’s performance;

•       Approve the CEO’s compensation level ;

•       Review and approve the recommendation of the CEO for compensation levels of other executive officers

•       Annually review and approve the amount and compensation of directors, including incentive-compensation plans and equity-based plans; and

•       Annually review and approve the amount and compensation, including incentive-compensation plans and equity-based plans, for the CEO and each other executive officer of the Company.

DIRECTOR COMPENSATION

The following table sets forth certain information with respect to the compensation of our non-management directors for the fiscal year ended 2006:

	Director Compensation Table(1)
	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
James H. Burton	$20	$24,030	$7,831	$0	$0		$0	$31,881
Patrick J. Callahan	$7,754	$14,346	$7,831	$0	$0		$0	$29,931
Philip E. Hughes, Jr.	$13	$18,937	$7,831	$0	$0		$0	$26,781
Andrew J. Kuzneski, Jr.	$23	$29,027	$7,831	$0	$0		$0	$36,881
M. Domer Leibensperger	$8,356	$15,494	$7,831	$0	$0		$0	$31,681
Frank C. Milewski	$10,348	$19,152	$7,831	$0	$0		$0	$37,331
Michael J. O’Donoghue	$5,571	$10,329	$7,831	$0	$0		$0	$23,731
Harry J. O’Neill, III	$8,983	$16,617	$7,831	$0	$1,607		$0	$35,038
Karen A. Rightmire	$7	$23,193	$7,831	$0	$68	(4)	$0	$31,099
Michael L. Shor	$0	$19,750	$7,831	$0	$0		$0	$27,581
Alfred J. Weber	$13,136	$24,364	$7,831	$0	$1,800		$0	$47,131

(1)           A description of the compensation paid to Directors Davis, DeLisi and Hopkins is disclosed in the “Summary Compensation Table” on page 21.

(2)           Amounts include any portion of fees payable in the form of cash that have been deferred under the Non-Employee Director Compensation Plan.

(3)           Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payments.”  See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

(4)           Ms. Rightmire discontinued the deferral of director fees effective January 1, 2000.

The Human Resources/Compensation Committee annually reviews and approves the amount and compensation of directors, including incentive-compensation plans and equity-based plans.

Annual Compensation

Directors who are not officers of Leesport or of our subsidiaries receive annual compensation as follows:

•       Annual Retainer of $8,000

•       Annual Retainer for committee chairperson of $10,500

•       Annual Retainer for Chairman of the Board of $20,000

•       Board meeting attendance fee of $600

•       Committee meeting attendance fee of $350

We adopted a Non-Employee Director Compensation Plan in 2000 which requires that at least sixty-five percent (65%) of each non-employee director’s compensation be paid in shares of our common stock. All directors are required to maintain holdings of our common stock in an amount equal to at least three times their average annual director fees for the previous three years. If the minimum requirement is not met, then directors are required to receive 100% of their compensation in our common stock.

Directors and Officers Liability Insurance

We maintain a directors and officers liability insurance policy. The policy covers all of our directors and officers, as well as those of our subsidiaries, for certain liability, loss, or damage that they may incur in their capacities as such directors and officers. To date, no claims have been filed under this insurance policy.

Deferred Compensation and Salary Continuation Agreements

We have entered into agreements with Directors O’Neill, Rightmire and Weber which permit the director to defer part or all of their director fees until the director ceases to be a director of Leesport or our subsidiaries. Ms. Rightmire discontinued the deferral of director fees effective January 1, 2000. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director, the director receives certain death or disability benefits. We have purchased whole life insurance policies on the lives of certain directors to fund our obligations under these agreements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of five independent directors, as currently defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. Our Board of Directors has determined that at least one director, Andrew J. Kuzneski, Jr., qualifies as an “audit committee financial expert” as currently defined by the Securities and Exchange Commission and Nasdaq.

The Audit Committee has reviewed the audited consolidated financial statements of Leesport for the fiscal year ended December 31, 2006, and discussed them with management and our independent auditors, Beard Miller Company LLP. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61, as amended (Communication With Audit Committees).

The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee has discussed with the auditors their independence from Leesport and management.

Based on the Audit Committee’s review of such audited financial statements, discussions with management and the independent auditors, the representations of management to the Audit Committee, the representations of the independent auditors included in their report on our consolidated financial statements and otherwise on such report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006.

In connection with standards for independence issued by the Securities and Exchange Commission, the Audit Committee considered whether the independent auditors provision of non-audit services was compatible with maintaining such independence. The Audit Committee will continue to consider similar matters relating to independence during the 2007 fiscal year.

Andrew J. Kuzneski, Jr., Chairman
James H. Burton
Philip E. Hughes, Jr.
Frank C. Milewski
Harry J. O’Neill III

AUDIT AND OTHER FEES

Aggregate fees billed to Leesport by the independent accountants for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Year-Ended December 31, 2006 ($)	Year-Ended December 31, 2005 ($)
Audit Fees	147,458	172,672
Audit-Related Fees	14,481	24,250
Tax Fees	24,365	35,308
All Other Fees	0	0

Audit-related services consisted of audits of two of the Company’s employee benefit plans, audits of the employee benefits plan of an acquired bank, and accounting and regulatory consultations. Tax services consisted of tax compliance, including tax return preparation services, planning, research and advice.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent accountants. In accordance with such policy, all of the services provided by the Company’s independent accountants set forth above were approved by the Audit Committee.

The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Human Resources Committee serves as the Compensation Committee. Members of the Compensation Committee are:

•       Karen A. Rightmire, Chair

•       M. Domer Leibensperger

•       Michael L. Shor

•       Alfred J. Weber

All members of the Committee qualify as an independent director as defined under Nasdaq standards. The Committee meets a minimum of four times per year and, when necessary, will meet in a specially called meeting.

Compensation Objectives

Our Compensation Program is designed to attract and retain quality, talented individuals who support our corporate mission and strategies. The Compensation Program is also designed to align the interests of management with those of our shareholders. It is our goal to set salaries and benefits levels which are competitive with levels at other companies within our industry which are comparable in size and type, and in our geographic market area.

During the fourth quarter of 2006, we engaged the services of Webber HR Solutions, LLC to review our current Salary and Wage Program. The goals of the Salary and Wage Program are to ensure compensation is internally equitable as well as externally competitive. Internal equity refers to the relationship between jobs based upon their relative worth. We are continuing to conduct a careful analysis of the positions in the company utilizing job descriptions and then evaluate them using a recognized system of job evaluation (the EquiVal System)  to determine their relative “worth.”  This “worth” is used as the foundation for an equitable Salary and Wage Program. The evaluation of whether pay is externally competitive is based on the comparison of our Salary and Wage Program with that of similar organizations within our industry and market. Among the tools utilized to determine the competitiveness of the program are wage and salary surveys provided by our consultant.

As part of the evaluation process, we are continuing to work on developing a written policy statement to support the new program. Once complete, we will provide training to Human Resources Staff and company managers to ensure ongoing maintenance of both internal equity and external competitiveness.

Compensation Philosophy

We administer the Compensation Program under the belief that pay should be directly linked to performance. Our Compensation Program has historically been designed to reward for past performance, both individual performance and company-wide performance. Salary levels were adjusted annually based on the results of an individual’s written performance evaluation. While we will continue with the practice of annual performance evaluations, goals for future performance will have an integral role in determining incentive compensation and bonus opportunities.

Elements of Executive Compensation

Our company’s executive compensation consists of the following:

•       Base salary;

•       Incentive/bonus compensation;

•       Equity-based compensation through stock option awards;

•       Supplemental Executive Retirement Plans;

•       Change in control agreements or provisions;

•       Perquisite compensation including auto allowance, use of company owned vehicles, and country club memberships; and

•       Benefits offered to all employees such as an Employee Stock Purchase Plan, 401(k) match, medical savings plan, and life insurance.

Base salaries are determined by an executive’s scope of responsibility and future potential, past performance and future goals and objectives, and competitive salaries within the industry and markets we serve. An executive’s base salary is a fundamental element of compensation to provide a steady income. The Committee reviews and approves the recommendation of the Chief Executive Officer for the base salaries paid to executive officers other than himself, including all of the named executive officers. The Committee accords substantial weight to the recommendation of the Chief Executive Officer with respect to the base salaries of other management employees because of his level of involvement and interaction with those employees.

The Committee annually reviews the performance of the Chief Executive Officer and determines the base salary of the Chief Executive Officer. The Committee believes that the Chief Executive Officer’s base compensation should be influenced by both qualitative and quantitative goals. Quantitative goals consist of various company performance metrics such as return on assets, efficiency ratio, return on equity, percentage of non-performing loans to total loans, percentage of allowance to loan loss to total loans, and net chargeoffs to total loans, for which points are awarded and account for 60% of the Chief Executive Officer’s annual performance evaluation. Qualitative goals consist of strategic measures, for which points are awarded and account for 40% of the Chief Executive Officer’s annual performance evaluation. We entered into an employment agreement with Mr. Davis in October 2005 in connection with his commencement of  employment. Mr. Davis’ base salary under the employment agreement was $325,000, which was increased to $345,000 for 2007 based on the foregoing analysis and scoring by the Compensation Committee.

Annual cash bonuses are awarded to executive officers based on the attainment of corporate performance factors as set by the Committee. These performance factors are directly related to the annual budget and performance to these factors is reviewed monthly. For 2006, the Committee established a goal of net profit before tax growth of 10% over the net profit before tax for  2005. The previously established  net profit before tax goal for 2006 was not achieved and, accordingly, bonuses were not paid to any of the named executive officers under this arrangement. For 2007, a similar performance-based goal has been established. In the event that net profit after tax exceeds the 2007 budget performance target, the amount of the excess available for payout to employees in the form of a cash bonus is tiered based on the level of performance achieved, ranging from 100% to 25% of the excess amount. By establishing a performance-based goal for the payment of annual incentive compensation to senior management employees, we believe that the interests of our executive management team are more closely aligned with those of our shareholders. The Compensation Committee and the board also have the ability to pay a bonus to employees, including executive officers, regardless of whether applicable performance criteria are achieved in a particular year if, in their judgment, it is advisable to do so under the circumstances, but this discretion was not exercised for 2006.

In addition, for 2007, we intend to accrue a monthly amount of $20,000 ($240,000 in the aggregate) for the payment of incentive bonuses for 2007 to employees other than senior management employees; this amount can be paid upon the approval of the chief executive officer to non-management employees regardless of whether any performance criteria relating to the payment of bonuses to management are achieved.

The Committee approves a range of stock option awards for different positions, other than the Chief Executive Officer, which are awarded based on individual performance criteria. The Committee delegates to executive management the authority to set salary levels and option awards to employees other than executive officers, following the criteria and parameters of our salary and wage program. We believe that equity based compensation aligns management’s long-term performance goals with those of our shareholders. Existing stock option grants contain vesting periods ranging from immediate vesting to time vesting over a five year period. Option grants have historically vested utilizing a time vesting approach. To ensure ongoing alignment of management’s interests with those of our shareholders, future option grants to executive officers will contain a minimum time vesting element of one year, and will also contain key performance targets that will be established by the Committee. All option grants do not exceed a term of ten years and the grant price is not less than the market value on the date of grant. The Committee awards stock option grants to directors and executive officers on an annual basis at its December meeting.

Due to the fact that our existing 1998 Employee Stock Incentive Plan will expire next year and that there are only approximately 4,470 shares remaining for issuance under the 1998 Employee Stock Incentive Plan, in the fourth quarter of 2006 the Committee engaged the services of Stevens & Lee, a professional services firm of attorneys and consulting professionals and our outside general counsel, to conduct research and provide information regarding current trends in equity incentive plans as well as various regulatory requirements of such plans. After review and evaluation of all information provided to the Committee regarding equity incentive plans, and taking into consideration our compensation philosophy and objectives, in January 2007, the Compensation Committee recommended to the board and the board approved a new proposed 2007 Equity Incentive Plan for approval by shareholders. The proposed new plan is described in detail as Matter No. 2 beginning on page 29 of this proxy statement.

The company offers a Supplemental Executive Retirement Plan (“SERP”) to certain executive officers as an incentive to recruit, reward and retain key employees. The SERP provides for additional income at retirement, disability or termination of employment. The benefit amounts for existing SERP agreements were determined using a target based on achieving a retirement benefit as a percentage of projected final salary. To recover the costs of projected employee benefit liabilities, the company purchased Bank Owned Life Insurance (“BOLI”) on the lives of certain employees. The policy earnings, including the death benefits, will be used to offset and recover a portion of the costs of the SERP. The only named executive officer who currently has a SERP  is Edward C. Barrett, Chief Financial Officer.

Other perquisite compensation which includes auto allowance, use of a company vehicle, and country club memberships are provided to executive officers based on their travel requirements and business development responsibilities. The Committee and the board believe that, given the customer-driven focus of the banking and financial services industry, club memberships and use of a company vehicle for specified employees, including the named executive officers, are important to achieving the company’s business objectives. Employees, including the named executive officers, are also entitled to certain life insurance benefits for which the company pays the premium. With respect to Mr. Davis, we also agreed to assume and continue to pay premiums on a term life insurance policy which  had been purchased by Mr. Davis’ prior employer.

Management’s Role in Compensation Setting Process.

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

•       evaluating employee performance;

•       establishing business performance targets and objectives; and

•       recommending salary levels and option awards.

•        The Committee delegates the development of compensation policies and benefit programs affecting employees, other than the Chief Executive Officers and other executive officers, to executive management, providing these policies and benefit programs are in direct alignment with our  objectives and philosophy as established by the Committee.

Consultants

•        The Committee retains sole authority to retain and terminate any compensation consultant to be used to assist the Committee regarding compensation matters and retains sole authority to approve the consultant’s fees and other retention terms, at our expense. As previously indicated, during 2006, we engaged Webber HR Solutions, LLC to review and make recommendations with respect to our Salary and Wage Program for employees on a company-wide basis. We expect that this review will be completed for consideration by the Compensation Committee during the second quarter of 2007.

•        The Committee encourages and supports management’s use of compensation consultants to assist with the maintenance of compensation programs and ensure we are able to recruit and retain quality employees.

The Chief Executive Officer works with the Human Resources Committee Chair in establishing the agenda for committee meetings. Management also prepares meeting information for each Human Resources Committee meeting.

The Chief Executive Officer also participates in Committee meetings at the Committee’s request to provide:

•       background information regarding our strategic objectives;

•       his evaluation of the performance of executive officers; and

•       recommendations of individual compensation levels as to executive officers (other than himself).

REPORT OF THE HUMAN RESOURCES COMMITTEE

We, the Human Resources Committee of the Board of Directors of Leesport Financial Corp., have reviewed and discussed the Compensation Discussion and Analysis set forth above with management, and, based on such review and discussions, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference from this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Karen A. Rightmire, Chairperson
M. Domer Leibensperger
Michael L. Shor
Alfred J. Weber

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to the compensation of our principal executive and financial officer and each other executive officer whose total compensation exceeded $100,000 in the fiscal year ended December 31, 2006 (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(3)(4) (6)(7)(8)		Total ($)
Robert D. Davis	2006	325,000	0		0	69,969	0	0		45,650		440,619
President and Chief Executive Officer
Edward C. Barrett	2006	185,000	0		0	1,146	0	40,157	(5)	15,323		241,626
Executive Vice President and Chief Financial Officer
Vito A. DeLisi	2006	245,000	0		0	6,633	0	0		31,786		283,419
President, Madison Bank Division
Charles J. Hopkins	2006	378,000	20,971	(10)	0	1,781	0	0		33,767		434,519
President and Chief Executive Officer, Essick & Barr, LLC
James E. Kirkpatrick	2006	141,519	0		0	0	0	61	(5)	22,330	(9)	163,910
Executive Vice President, Leesport Bank
Christina S. McDonald	2006	125,000	0		0	190	0	0		7,704		132,894
Executive Vice President, Leesport Bank

(1)             Amounts include amounts deferred under our 401(k) Plan. Under the 401(k) Plan, a participating employee can elect to have from 1% to 15% of his or her earnings reduced on a pre-tax basis and contributed to this plan. We make a matching contribution equal to 150% of the first 2% of an employee’s salary, 100% of the next 1% of an employee’s salary, and 50% of the next 4% of an employee’s salary.

(2)             Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payments.”  See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

(3)             Amounts include our matching contribution to the participant’s account under our 401(k) Plan in the following amounts:

•        $9,958 for Mr. Barrett

•        $11,648 for Mr. DeLisi

•        $12,761 for Mr. Hopkins

•        $3,264 Mr. Kirkpatrick

•        $5,917 Ms. McDonald

(4)             Amounts include our contribution to the participant’s account under our Employee Stock Ownership Plan (ESOP) for 2006 in the following amounts:

•        $925 for Mr. Barrett

•        $1,100 for Mr. DeLisi

•        $1,100 for Mr. Hopkins

•        $825 Mr. Kirkpatrick

•        $625 Ms. McDonald

We terminated the ESOP effective June 30, 2006 pending approval by the Internal Revenue Service.

(5)             Amounts for 2006 include accruals under our Supplemental Executive Retirement Plan in the following amounts:

•        $40,157 for Mr. Barrett

•        $61 Mr. Kirkpatrick

(6)             Amounts include premiums paid for life insurance policies in the following amounts:

•        $940 for Mr. Barrett

•        $13,050 for Mr. Davis

•        $973 for Mr. DeLisi

•        $973 for Mr. Hopkins

•        $896 Mr. Kirkpatrick

•        $662 Ms. McDonald

(7)             Amounts include an auto allowance, or cost for use of a company-owned vehicle, in the following amounts:

•        $3,500 for Mr. Barrett

•        $21,142 for Mr. Davis

•        $12,000 for Mr. DeLisi

•        $13,430 for Mr. Hopkins

•        $9,750 Mr. Kirkpatrick

•        $500 Ms. McDonald

(8)             Amounts include the cost of country club memberships paid by the company in the following amounts:

•        $11,457 for Mr. Davis

•        $6,065 for Mr. DeLisi

•        $5,503 for Mr. Hopkins

•        $7,595 Mr. Kirkpatrick

(9)             Amount includes $19,038 severance payment and $8,250 unused vacation pay as a result of Mr. Kirkpatrick’s separation from the company effective November 3, 2006.

(10)       Amount includes commissions on insurance sales and is variable based upon sales performance.

Stock Options

The following table sets forth information concerning grants of plan based awards during the fiscal year ended December 31, 2006.

Name	Grant Date	All Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($ / Sh)(2)	Grant Date Fair Value(3)
Edward C. Barrett	12-20-06	3,000	24.08	13,052
Vito A. DeLisi	12-20-06	3,000	24.08	13,052
Charles J. Hopkins	12-20-06	5,000	24.08	21,754
Christina S. McDonald	12-20-06	4,000	24.08	17,403

(1)          Terms of outstanding stock options are for a period of ten years from the date the option is granted. The options vest in equal installments over a three year period. At the election of the Human Resources Committee administering the Employee Stock Incentive Plan or the Board of Directors, options may be exercised during a period not to exceed three months following an optionee’s voluntary termination of employment other than by reason of retirement or disability.

(2)          Under the terms of the Plan, the exercise price per share for an incentive stock option must be at least equal to the fair market value of the common stock at the date of grant. The exercise price may be paid in cash, in shares of common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3)          Amount represents the full grant date value calculated utilizing the provisions of Statement of Financial Accounting Standards (“FSAS”) No. 123R, “Share-Based Payments.”  See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

The following table sets forth information concerning stock options held by each named executive officer at December 31, 2006.

Option Awards(1)(2)

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date
Robert D. Davis	17,500	35,000		22.56	09-19-2015(4)
Edward C. Barrett	1,216			16.66	07-20-1999(3)
	1,158			14.15	04-01-2010(3)
	1,158			13.50	04-24-2011(3)
	1,158			12.85	12-31-2011(3)
	1,390	347		16.78	12-19-2012(5)
	3,308			21.29	12-15-2014(3)
	6,825			22.31	12-21-2015(3)
	0	3,000		24.08	12-20-2016(4)
Vito A. DeLisi	3,675	1,838		20.77	10-01-2014(4)
	3,150			22.31	12-21-2015(3)
	0	3,000		24.08	12-20-2016(4)
Charles J. Hopkins	2,427			14.19	12-08-2009(5)
	1,737			11.88	12-20-2010(5)
	1,737			12.85	12-31-2011(5)
	927	231		16.78	12-19-2012(5)
	1,050			22.31	12-21-2015(3)
	0	5,000		24.08	12-20-2016(4)
Christina S. McDonald	6,825			22.31	12-15-2015(3)
	0	4,000		24.08	12-20-2016(4)

(1)          Terms of outstanding stock options are for a period of ten years from the date the option is granted. At the election of the Human Resources Committee administering the Employee Stock Incentive Plan or the Board of Directors, options may be exercised during a period not to exceed three months following an optionee’s voluntary termination of employment other than by reason of retirement or disability.

(2)          Under the terms of the 1998 Employee Stock Incentive Plan, the exercise price per share for an incentive stock option must be at least equal to the fair market value of the common stock at the date of grant. The exercise price may be paid in cash, in shares of common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3)          Options vest immediately upon the date of grant.

(4)          Options vest in equal annual installments over a period of 3 years commencing upon the date of grant.

(5)          Options vest in equal annual installments over a period of 5 years commencing upon the date of grant.

Options Exercised and Stock Vested Table

The   following table sets forth information concerning amounts realized on equity compensation during the fiscal year ending December 31, 2006.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles J. Hopkins	18,215	84,129	0	0
James E. Kirkpatrick	16,734	91,552	0	0

Equity Plan Compensation Information

The following table provides certain information regarding securities issued or issuable under our equity compensation plans as of December 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
		Weighted-average	remaining available for
	Number of securities to	exercise price of	future issuance under
	be issued upon exercise	outstanding	equity plans (excluding
	of outstanding options,	options, warrants	securities reflected in
Plan Category	warrants and rights	and rights	first column)
Equity compensation plans approved by security holders	417,606	$21.21	5,720
Equity compensation plans not approved by security holders	0	N/A	0
Total	417,606	$21.21	5,720

Executive Officer Agreements

Robert D. Davis

Leesport and Leesport Bank have entered into an employment agreement dated September 19, 2005 with Robert D. Davis. The employment agreement has an initial term of three years and is automatically extended annually to provide for a period of one year unless either party shall give written notice of non renewal to the other at least ninety days prior to the annual renewal date.

The Employment Agreement provides for an annual base salary of $345,000. In the event the Board of Directors increases Mr. Davis’ base salary, the increased salary becomes the new base salary under the employment agreement. The Employment Agreement also provides a car allowance, as well as reimbursement for all reasonable expenses associated with the operation, maintenance and insurance of such automobile, to be paid by us. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Davis.

Mr. Davis’ employment agreement contains a change in control provision applicable to changes in control of Leesport. Generally, if Mr. Davis’ employment is terminated involuntarily other than for cause or disability or if Mr. Davis voluntarily terminates his employment following a change in control of Leesport, Mr. Davis will be entitled to a cash payment equal to two times his highest annualized base salary paid or payable to him at any time during the three years preceding such termination. In addition, following a change in control, for a period of twenty-four months following termination, Mr. Davis shall be entitled to continued participation in the company’s health and other welfare benefit plans; however, if Mr. Davis is not permitted to participate in any of such plans in accordance with the administrative provisions of those plans and applicable federal and state law, we shall pay or cause to be paid to Mr. Davis in cash an amount equal to the after-tax cost to him to obtain substantially similar benefits.

If Mr. Davis’ employment is terminated without cause, and no change in control of Leesport has occurred, then Mr. Davis is entitled to continue to receive his base salary in effect on the date of termination for a period equal to the lesser of the number of months remaining in the employment period or eighteen months. If Mr. Davis terminates his employment for specified events of good reason in the absence of a change in control, he is entitled to receive continued base salary for a period of twelve months. In the event that the amounts and benefits payable following a change in control, or employment is terminated without cause and no change in control of Leesport has occurred, are such that Mr. Davis becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, Leesport will pay Mr. Davis such additional amount or amounts as will result in his retention (after the payment of all federal, state and local excise, employment, and income taxes on such payments and the value of such benefits) of a net amount equal to the net amount Mr. Davis would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

The employment agreement contains provisions restricting Mr. Davis’ right to compete with Leesport and Leesport Bank for a period of eighteen months unless his employment is terminated other than for cause.

Charles J. Hopkins

Leesport and Essick & Barr are parties to an employment agreement with Charles J. Hopkins. Mr. Hopkins’ employment agreement currently provides for an annual base salary of $378,000 plus commissions determined in accordance with a formula set forth in the employment agreement. In the event the Board of Directors increases Mr. Hopkins’ base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Hopkins is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Hopkins. The employment agreement contains provisions restricting Mr. Hopkins’ right to compete with Leesport, Essick & Barr, or Leesport Bank for a period of two years following termination of employment unless his employment is terminated other than for cause.

If Mr. Hopkins’ employment is terminated without cause, and no change in control of Leesport has occurred, then Mr. Hopkins is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Hopkins voluntarily terminates employment for certain reasons following a change in control, then Mr. Hopkins is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than fifty miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Hopkins will be paid an amount equal to two times his annual base compensation. If his termination or resignation occurs after he attains age 62½, the payment to which Mr. Hopkins is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of the highest base salary and bonus over the three years prior to termination or resignation, to 0% at age 65.

Vito A. DeLisi

Leesport and Leesport Bank are parties to an employment agreement with Vito A. DeLisi, a director of Leesport and Leesport Bank and President of the Madison Bank Division of Leesport Bank. The employment agreement was effective concurrently with the acquisition of Madison Bancshares Group, Ltd. on October 1, 2004 and runs through December 31, 2007, provided that the agreement is automatically renewed for successive one-year periods thereafter unless either party provides advance notice of nonrenewal. The agreement can also be terminated by us for specified events, including designated events of cause and Mr. DeLisi’s disability for a period of six consecutive months or more.

Mr. DeLisi’s employment agreement currently provides for an annual base salary of $245,000, which may be increased from time to time by action of our Board of Directors. Mr. DeLisi will also be entitled to participate in the incentive bonus and other benefit programs maintained by us for similarly situated officers. We also agreed to maintain the split-dollar insurance arrangement for the benefit of Mr. DeLisi maintained by Madison at the time of the Madison acquisition.

Mr. DeLisi’s employment agreement contains a change in control provision applicable to changes in control of Leesport. Generally, if Mr. DeLisi’s employment terminates as a result of events of “good reason” specified in the employment agreement following a change in control of Leesport, Mr. DeLisi will be entitled to a cash payment equal to the greater of (i) two times of the sum of his then base salary and the average amount of annual bonuses paid to him (or accrued for his benefit) or (ii) the present value of the payments that would be made to him if his employment were terminated without cause in the absence of a change in control. If we terminate Mr. DeLisi’s employment in the absence of cause or disability during the employment period, his agreement provides that he will receive (i) continued payments of his base salary in effect on the date of termination plus an amount equal to his average bonus amounts during his employment for a period of twelve months or the period of time remaining on the employment period, whichever is longer, and (ii) medical benefits coverage for a period of twelve months or until his death or other employment.

Change in Control Agreements

The Company and Leesport Bank are parties to change in control agreements with Edward C. Barrett, Executive Vice President and Chief Financial Officer, James E. Kirkpatrick, Executive Vice President and Chief Lending Officer of Leesport Bank, Christina S. McDonald, Executive Vice President and Chief Retail Banking Officer of Leesport Bank, and Jenette L. Eck, Senior Vice President and Corporate Secretary. Each of these agreements provides the officer with severance benefits in the event that the officer’s employment terminates for certain specified events of good reason following a change in control of the Company. The agreements generally provide for a benefit in each case of one times the sum of (i) the officer’s highest annualized base salary in the year of termination of employment or over the two prior years and (ii) the highest cash bonus paid to the officer in the year of termination of employment or over the prior two years. Payments are made over a twelve month period commencing on the month following termination of employment. The officer is also entitled to a continuation of health and medical benefits for a one-year period.

Compensation Upon Termination or Change in Control Table

The following table sets forth certain information with respect to severance benefits under an employment agreement or change in control agreement based on compensation received for the fiscal year end December 31, 2006:

		Absent a change in control			Following a change in control
		Voluntary Termination, Involuntary Termination For Cause, Retirement, or Death or Disability	Involuntary Termination Not For Cause	Voluntary Termination For Good Reason	Involuntary Termination Not For Cause	Voluntary Termination For Good Reason
Robert D. Davis	Base salary	$0	$487,500	$325,000	$650,000	$650,000
	Bonus	$0	$0	$0	$0	$0
	Medical continuation	$0	$12,600	$8,400	$16,800	$16,800
	Value of accelerated stock options	$0	$356,748	$356,748	$356,748	$356,748
	280G Gross Up	N/A	N/A	N/A	$0	$0
	Total	$0	$856,848	$690,148	$1,023,548	$1,023,548
Edward C. Barrett	Base salary	$0	$0	$0	$185,000	$185,000
	Bonus	$0	$0	$0	$18,850	$18,850
	Medical continuation	$0	$0	$0	$6,396	$6,396
	Value of SERP[1]	$0	$0	$0	$186,378	$186,378
	Value of accelerated stock options	$0	$0	$0	$34,896	$34,896
	Total	$0	$0	$0	$431,521	$431,521
Vito A. DeLisi	Base salary	$0	$245,000	$245,000	$490,000	$490,000
	Bonus	$0	$0	$0	$0	$0
	Medical continuation	$0	$3,960	$3,960	$0	$0
	Value of accelerated stock options	$0	$0	$0	$50,075	$50,075
	280G Gross Up	N/A	N/A	N/A	$0	$0
	Total	$0	$248,960	$248,960	$540,075	$540,075
Charles J. Hopkins	Base salary	$0	$1,513,035	$0	$756,000	$756,000
	Bonus	$0	$0	$0	$0	$0
	Medical continuation	$0	$0	$0	$0	$0
	Value of accelerated stock options	$0	$0	$0	$54,123	$54,123
	280G Gross Up	N/A	N/A	N/A	$0	$0
	Total	$0	$1,513,035	$0	$810,123	$810,123
Christina S. McDonald	Base salary	$0	$0	$0	$125,000	$125,000
	Bonus	$0	$0	$0	$193	$193
	Medical continuation	$0	$0	$0	$8,400	$8,400
	Value of accelerated stock options	$0	$0	$0	$41,150	$41,150
	280G Gross Up	N/A	N/A	N/A	$0	$0
	Total	$0	$0	$0	$174,743	$174,743

1                    Maximum increased value of SERP payments to Mr. Barrett at December 31, 2006 assuming a change in control on that date

Deferred Compensation and Salary Continuation Agreements

Leesport has entered into agreements with Mr. Barrett and Mr. Kirkpatrick which provide for supplemental retirement benefits. Benefits accrue through normal retirement age of 65. The agreements provide that if an executive separates from the company for reasons of termination, disability, change in control or early retirements, payments will be made based on the accrued benefit at the time of separation.

Pension Benefits Table

The following table provides certain information regarding the present value of accumulated benefits under a Supplemental Executive Retirement Plan as follows:

			Present Value of
		Number of Years of	Accumulated	Payments During
Name	Plan Name	Credited Service (#)	Benefit ($)	Last Fiscal Year ($)
Edward C. Barrett	Supplemental Executive Retirement Plan	3	120,889	0
James E. Kirkpatrick	Supplemental Executive Retirement Plan	3	10,494	0

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Policies and Procedures for Approving Related Persons Transactions

NASDAQ Marketplace Rule 4250(h) requires that we conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by our Audit Committee or another independent body of the board of directors. As required under its charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving all transactions with any related party. Related parties include any of our directors or executive officers, certain of our shareholders and their immediate family members. This obligation is set forth in writing in the charter of the Audit Committee, which is available for review at our website at www.leesportfc.com or by contacting the Corporate Secretary.

Our Code of Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to notify our Ethics Officer. A potential conflict exits whenever an individual has an outside interest—direct or indirect—which conflicts with the individual’s duty to Leesport or adversely affects the individual’s judgment in the discharge of his or her responsibilities at Leesport. The appearance of a conflict of interest may be just as damaging to our reputation as a real conflict of interest. Prior to consideration, our board of directors requires full disclosure of all material facts concerning the relationship and financial interest of the relevant individuals in the transaction. The board then determines whether the terms and conditions of the transaction are less favorable to us than those offered by unrelated third parties. If the board makes this determination, the transaction must be approved by a majority of the independent directors entitled to vote on the matter with the interested director abstaining. Purchases and sales of real or personal property involving an affiliated person also require that we determine the value of the property from an independent outside appraiser. All of the transactions reported below under the heading “Other Director and Executive Officer Information—Transactions with Related Persons” were approved by our board of directors in accordance with these policies and procedures, and we believe that the terms of these transactions were not less favorable to us as those we could have obtained from unrelated third parties. The Code of Conduct and Ethics is available for review at our website at www.leesportfc.com or by contacting the Corporate Secretary.

To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transaction with us or any of our subsidiaries in which the officer or director or their family members have an interest. The board of directors reviews related party transactions due to the potential for a conflict of interest. Each year, our directors and executive officers also review our Code of Conduct and Ethics.

Human Resources Committee Interlocks and Insider Participation

No member of the Human Resources Committee (i) was, during the 2006 fiscal year, or had previously been, an officer of employee of Leesport or our subsidiaries nor (ii) had any direct or indirect material interest in a transaction of Leesport or a business relationship with Leesport, in each case that would require disclosure under applicable rules of the SEC. No other interlocking relationship existed between any member of the Human Resources Committee or an executive officer of Leesport, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand.

Transactions with Related Persons

Some of our directors and officers, and the companies with which they are associated, are customers of, and during 2006 had banking transactions with, Leesport Bank in the ordinary course of the bank’s business, and intend to do so in the future. All loans and loan commitments included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 2006, total loans and commitments of approximately $6.60 million were outstanding to our executive officers and directors and their affiliated businesses, which represented approximately 6.46% of our shareholders’ equity at such date.

Leesport Bank presently leases one location from The DePaul Group. This leases relates to the  Madison Bank branch located in Blue Bell, Montgomery County, Pennsylvania. The aggregate amount of lease payments to The DePaul Group under this lease was approximately $449,000 for the period from January 1, 2006 through December 31, 2006. The aggregate amount of lease payments for 2007 is expected to be approximately $377,000. Director Patrick J. Callahan is an executive officer of The DePaul Group. Director Michael J. O’Donoghue is the brother-in-law of a principal of The DePaul Group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and any persons owning ten percent or more of our common stock, to file in their personal capacities, initial statements of beneficial ownership, statements of change in beneficial ownership, and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulations to furnish us with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that “late filings” of such statements be disclosed in the proxy statement. To the best of our knowledge, there were no late filings during 2006 except for the filings reporting stock options granted to directors and executive officers on December 20, 2006 which were inadvertently filed late.

MATTER NO. 2
PROPOSAL TO APPROVE THE LEESPORT FINANCIAL CORP.
2007 EQUITY INCENTIVE PLAN

The shareholders are asked to vote to adopt the 2007 Equity Incentive Plan (the “2007 Plan”), which will provide stock compensation to the Company’s employees and non-employee directors. The following summary of the provisions of the 2007 Plan is subject to the specific provisions in the full text of the 2007 Plan set forth as Exhibit ”A” to this Proxy Statement.

The approval of the proposed 2007 Plan will help enable the Human Resources/Compensation Committee (the “ Committee”) and Leesport’s management to achieve the following intended outcomes:

1.                To provide for the continued use of stock options and the use of restricted stock as a component of the long-term incentive portion of Leesport’s compensation policy.

2.                Adherence to compensation and governance best practices and meaningful vesting and performance requirements.

The proposed 2007 Plan will give Leesport greater flexibility to respond to anticipated changes in executive compensation practices as a result of modification in the accounting treatment of equity compensation as well as other regulatory requirements. The proposed 2007 Plan authorizes a maximum of 12 ½ percent of the number of shares of Leesport’s common stock outstanding on the date of the approval of the 2007 Plan by Leesport’s shareholders (approximately 677,000 shares). Of the approximately 677,000 shares reserved for issuance under the 2007 Plan, the number of shares that may be awarded as restricted stock is limited to approximately 271,000 shares or 5 percent of the number of shares of Leesport common stock outstanding on the date the 2007 Plan is approved. The 2007 Plan also provides that the number of shares available for issuance under the 2007 Plan will automatically increase on the first trading day in January of each year during the 2007 Plan’s term by an amount equal to 12 ½ percent of any increase in the number of shares outstanding during the prior calendar year or a lesser amount determined by the Board of Directors.

Leesport’s management believes strongly that Leesport will continue to have a performance-oriented culture, and will create greater shareholder value if stock ownership levels are increased at all levels of Leesport.

Leesport believes strongly that an innovative equity-based compensation program will be integral to its success and will be important to its ability to achieve consistently superior performance in the years ahead. Therefore, the approval of the proposed 2007 Plan is vital to Leesport’s ability to achieve its future goals.

Purpose of 2007 Plan

The 2007 Plan will permit Leesport, under the supervision of the Committee, to make stock option and restricted stock awards to employees and non-employee directors. The purpose of these stock awards is to attract and retain competitively superior individuals, further align Leesport’s employees, non-employee directors and shareholder interests, closely link compensation with Leesport’s performance, and create and maintain a high level of stock ownership. The recommended 2007 Plan also provides an essential component of the total compensation package offered to key employees and reflects the importance placed on motivating and rewarding superior results with both short and long-term incentives.

Key Terms

The Plan is designed to reflect prevailing corporate governance and executive compensation best practices. The following is a summary of its key provisions:

Plan Effective Date:	April 17, 2007
Plan Expiration Date:	No awards may be made after April 17, 2017
Eligible Participants:	All employees and non-employee directors of Leesport and its subsidiaries
Shares Authorized:	12 ½ percent of the total issued and outstanding shares on April 17, 2007 (estimated at approximately 677,000 shares) and may be adjusted annually
Award Types:	(1) Incentive stock options with a term not longer than 10 years; (2) Non-qualified stock options with a term not longer than 10 years and one month; and (3) Restricted stock
Share Limits Per Person:	Stock options and restricted stock covering no more than 200,000 of authorized shares under the Plan may be issued to any single participant in any twelve month period
Restricted Stock Authorized:	271,000 of the 677,000 shares reserved or approximately 5% of the total issued and outstanding shares on April 17, 2007
Vesting:	Determined by the Committee but with a minimum one-year vesting requirement
Performance Criteria:	Determined by the Committee
Not Permitted:	(1) To grant stock options at a price below fair market value; (2) To authorize repricing of stock options; (3) To change per person share limit; or (4) To waive performance goals

Eligibility

Employees and Non-Employee Directors of Leesport and its subsidiaries and affiliates are eligible to receive awards under the 2007 Plan. The Committee will determine which employees and non-employee directors will be eligible to receive awards under the 2007 Plan.

Awards

Subject to Plan limits, the Committee has the discretionary authority to determine the size of an award, any vesting requirement and any performance-based requirements. All awards must contain a minimum one-year vesting requirement but may be subject to such longer vesting period and/or one or more performance goals as the Committee may determine. The size of the awards made under the 2007 Plan (both stock options and restricted stock) will be directly impacted by Leesport’s performance. The 2007 Plan permits the Committee to authorize Leesport’s Chief Executive Officer to make limited awards under the 2007 Plan pursuant to a policy to be approved by the Committee. The Chief Executive Office may not make any awards to, or alter any awards previously made to, him or herself or any person who is subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Adjustments

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of Leesport’s common stock or similar event affecting the common stock, the number and kind of shares granted under the 2007 Plan, the number and kind of shares subject to outstanding stock options and restricted stock awards and the exercise price of outstanding stock options will be automatically adjusted.

Exercise of Stock Options

The exercise price of stock options granted under the 2007 Plan may not be less than the fair market value of the common stock on the date of grant and the option term may not be longer than 10 years in the case of an incentive stock option and 10 years and one month in the case of a nonqualified stock option. The Committee will determine the vesting (minimum one-year) and any performance criteria at the time of grant which will then determine when and if each stock option may become exercisable. Payment of the exercise price of a stock option may be in cash, common stock owned by the participant, by a combination of cash and common stock or through a brokered exercise. Leesport will require, prior to issuing common stock under the Plan, that the participant remit an amount in cash or common stock sufficient to satisfy any tax withholding requirements.

Vesting of Restricted Stock

A restricted stock award will be subject to vesting (minimum 1 year) and may also be subject to one or more performance criteria.

Awards of restricted stock lose their restrictions at the conclusion of a specified period of continuous employment with Leesport and/or achievement of performance criteria.

Transferability

Stock options granted under the 2007 Plan are transferable only as provided by the rules of the Committee, by the participant’s last will and testament, and by the applicable laws of descent and distribution. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change in Control

Stock options and restricted stock awarded under the 2007 Plan will become exercisable/fully vested upon the occurrence of a change in control of Leesport as defined in the 2007 Plan.

Termination, Death, Disability and Retirement

Stock options generally expire upon termination of employment.  In certain instances after an optionee terminates employment or service, the Committee may extend the exercise period of a vested nonqualified stock option up to the remaining term of the option.  A vested incentive stock option must be exercised within three months from the date of termination of employment. The Committee may provide that any service requirement may be accelerated or waived upon death, disability or retirement of an option holder. Performance goals cannot be accelerated or waived by the Committee for any option holder except if a change in control occurs or upon death, disability or retirement.

Restricted stock awards are generally subject to the same provisions with respect to vesting and achievement of performance goals as described above.

The 2007 Plan will be administered by the Committee. The Committee will select the employees and non-employee directors who will receive awards, determine the number of shares covered by any award, and establish the terms, conditions and other provisions of the grants. The Committee may interpret the 2007 Plan and establish, amend and rescind any rules relating to the 2007 Plan.

Amendments

Subject to approval of the Board of Directors, where required, the Committee may terminate, amend or suspend the 2007 Plan, provided that no action may be taken by the Committee or the Board of Directors (except those described earlier in the Adjustments section) without the approval of the shareholders to:

(1)         Materially increase the number of shares that may be issued under the Plan;

(2)         Permit granting of stock options at less than fair market value;

(3)         Permit the repricing of outstanding stock options;

(4)         Permit the reload of exercised stock options;

(5)         Amend the maximum shares that may be awarded to any employee or non-employee director.

Tax Consequences

The following is a general description of the federal income tax consequences to the participant and Leesport with regard to awards granted under the 2007 Plan under present law. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2007 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws and does not purport to discuss all tax consequences related to awards under the 2007 Plan.

Incentive Stock Options.   There typically will be no federal income tax consequences to the optionee or to Leesport upon the grant or exercise of an incentive stock option (other than the potential alternative minimum tax consequences, discussed in this paragraph, to the optionee upon exercise). If the optionee holds the shares acquired upon option exercise for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and Leesport will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and Leesport will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current federal taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income. As a result, the exercise of an incentive stock option may trigger alternative minimum tax liability.

Nonqualified Stock Options.   There typically will be no federal income tax consequences to the optionee or to Leesport upon the grant of a nonqualified stock option under the 2007 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and Leesport will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee recognizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Restricted Stock.   Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and Leesport will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and Leesport will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and Leesport will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates.

Section 409A Deferred Compensation.   The above discussion does not address the federal income tax consequences of awards under Code Section 409A. Code Section 409A was added to the Code by the American Jobs Creation Act of 2004 and generally affects amounts deferred under a covered nonqualified deferred compensation plan after December 31, 2004, and such prior deferrals under a plan that has been materially modified after October 3, 2004. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income and subject to a 20 percent additional tax plus, in certain cases, an interest charge, to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Preliminary guidance issued under Code Section 409A suggests that certain types of awards under the 2007 Plan (other than incentive stock options) may be subject to the additional limitations. In general, the 2007 Plan is intended to comply with Code Section 409A requirements. The Board of Directors intend to further review the terms of the 2007 Plan and awards made under the 2007 Plan and may adopt such additional amendments as it determines appropriate in light of the current and any additional guidance issued under Code Section 409A.

Other Information

For a discussion of the Company’s executive compensation policy, refer to the Compensation Discussion and Analysis which begins on page 16.

Summary of Benefits

It is not possible to determine the number of options to purchase common stock or the number of shares of restricted stock that will be awarded under the 2007 Plan to any particular individual. No awards have been made under the 2007 Plan.

If the 2007 Plan is approved by the shareholders, Leesport intends that the shares subject to the Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registrations will be borne by Leesport.

As provided above, only employee and non-employee directors of Leesport or its subsidiaries will be eligible to receive stock options or restricted stock under the 2007 Plan. This includes the executive officers listed in the Summary Compensation Table included in this Proxy Statement.

The stock options previously granted to senior officers and non-employee directors of Leesport and its subsidiaries under the prior stock option plans, and information on options exercised during the last fiscal year, are reflected in tables contained in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE LEESPORT FINANCIAL CORP. 2007 EQUITY INCENTIVE PLAN

MATTER NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Beard Miller Company LLP, independent auditors, as Leesport’s independent auditors for the fiscal year ending December 31, 2007. Beard Miller Company LLP has acted as Leesport’s independent auditors continuously since 1990. The appointment was recommended by the Audit Committee and is subject to shareholder ratification. Representatives from Beard Miller Company LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.

ADDITIONAL INFORMATION

Principal Shareholders

The following table sets forth, as of February 13, 2007, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent of our common stock, the number of shares beneficially owned by such person, and the percentage of the common stock owned.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Ownership		Percentage of Shares Outstanding
The Banc Funds Company, L.L.C. 208 South LaSalle Street, Suite 1680 Chicago, Illinois 60604	441,893(	1)	8.2%

(1)          Based upon a Schedule 13G/A filing dated February 13, 2007 made with the Securities and Exchange Commission. The Schedule 13G/A was filed jointly by Banc Fund V L.P., an Illinois limited partnership, with respect to 187,210 shares of the Company’s common stock, and Banc Fund VI L.P., an Illinois limited partnership, with respect to 185,268 shares of the Company’s common stock, and Banc Fund VII L.P., an Illinois limited partnership, with respect to 69,415 shares of the Company’s common stock. According to the Schedule 13G/A, The Banc Funds Company, L.L.C. has sole voting and investment power with respect to the shares beneficially owned.

Other Matters

Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon to their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Secretary

Exhibit A

Leesport Financial Corp.
2007 Equity Incentive Plan

Leesport Financial Corp.
2007 Equity Incentive Plan

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ARTICLE 1. PURPOSE OF THE PLAN; TYPES OF AWARDS

1.1   Purpose.   The Leesport Financial Corp. 2007 Equity Incentive Plan is intended to provide selected employees and non-employee directors of Leesport Financial Corp. (the “Corporation”) and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate employees and non-employee directors to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries. Awards will be granted under the Plan based on, among other things, the participant’s level of responsibility and performance.

1.2   Authorized Plan Awards.   Incentive Stock Options, Nonqualified Stock Options and Restricted Stock may be awarded within the limitations of the Plan herein described.

ARTICLE 2. DEFINITIONS

2.1   “Agreement.”   A written or electronic agreement between the Corporation and a Participant evidencing the grant of an Award. A Participant may be issued one or more Agreements from time to time, reflecting one or more Awards.

2.2   “Award.”   The grant of a Stock Option or an award of Restricted Stock.

2.3   “Board.”   The Board of Directors of the Corporation.

2.4   “Change in Control.”   Except as otherwise provided in an Agreement, the first to occur of any of the following events:

(a)    any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for any of the Corporation’s employee benefit plans, or any entity holding the Corporation’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the “Benefit Plan(s)”), is or becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing 25% or more of the combined voting power of the Corporation’s then outstanding securities;

(b)   receipt of applicable Federal and State regulatory approval with respect to a binding written agreement providing for a sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Corporation or of Leesport Bank to another entity, except to an entity controlled directly or indirectly by the Corporation;

(c)    the shareholders of the Corporation approve a merger, consolidation, or other reorganization of the Corporation, unless:

(i)                          under the terms of the agreement approved by the Corporation’s shareholders providing for such merger, consolidation or reorganization, the shareholders of the Corporation immediately before such merger, consolidation, or reorganization, will own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 51% of the combined voting power of the outstanding voting securities of the Corporation resulting from such merger, consolidation, or reorganization (the “Surviving Corporation”);

(ii)                      under the terms of the agreement approved by the Corporation’s shareholders providing for such merger, consolidation, or reorganization, the individuals who were members of the Board immediately prior to the execution of such agreement will constitute at least 51% of the members of the board of directors of the Surviving Corporation after such merger, consolidation, or reorganization; and

(iii)                  based on the terms of the agreement approved by the Corporation’s shareholders providing for such merger, consolidation or reorganization, no Person (other than (A) the Corporation or any subsidiary of the Corporation, (B) any Benefit Plan,

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(C) the Surviving Corporation or any Subsidiary of the Surviving Corporation, or (D) any Person who, immediately prior to such merger, consolidation, or reorganization had beneficial ownership of 25% or more of the then outstanding voting securities) will have beneficial ownership of 25% or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities;

(d)   a plan of liquidation or dissolution of the Corporation, other than pursuant to bankruptcy or insolvency laws, is adopted;

(e)    during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(f)    the occurrence of a Triggering Event within the meaning of the Rights Agreement between the Corporation and American Stock Transfer and Trust Company, as rights agent, dated as of September 19, 2001, and as it may be amended from time to time.

Notwithstanding Clause (a), a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing 25% or more of the combined voting power of the Corporation’s then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 25% or more of the combined voting power of the Corporation’s then outstanding securities; provided, however, that if a Person becomes a beneficial owner of 25% or more of the combined voting power of the Corporation’s then outstanding securities by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Corporation shall be deemed to have occurred with respect to such Person under Clause (a). In no event shall a Change in Control of the Corporation be deemed to occur under Clause (a) with respect to Benefit Plans.

2.5  “Code.”  The Internal Revenue Code of 1986, as amended.

2.6  “Code of Conduct.”  The policies and procedures related to employment of Employees by the Corporation or a Subsidiary set forth in the Corporation or a Subsidiary’s employee handbook as well as any policies and procedures related to service as a non-employee director of the Corporation or a Subsidiary . The Code of Conduct may be amended and updated at any time. The term “Code of Conduct” shall also include any other policy or procedure that may be adopted by the Corporation or a Subsidiary and communicated to Employees and non-employee directors of the Corporation or a Subsidiary.

2.7  “Committee.”  The Human Resource/Compensation Committee of the Board.

2.8  “Common Stock.”  The common stock of the Corporation ($5.00 par value) as described in the Corporation’s Articles of Incorporation, or such other stock as shall be substituted therefor.

2.9  “Corporation.”  Leesport Financial Corp., a Pennsylvania corporation.

2.10  “Employee.”  Any common law employee of the Corporation or a Subsidiary. An Employee does not include any individual who:  (i) does not receive payment for services directly from the Corporation’s or a Subsidiary’s payroll; (ii) is employed by an employment agency that is not a Subsidiary; or (iii) who renders services pursuant to a written arrangement that expressly provides that the service provider is not eligible for participation in the Plan, regardless if such person is later determined by the Internal Revenue Service or a court of competent jurisdiction to be a common law employee.

2.11  “Exchange Act.”  The Securities Exchange Act of 1934, as amended.

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2.12  “Harmful Activity.”  A Harmful Activity shall be deemed to have occurred if the Employee or the Non-Employee Director shall, while employed by or providing services to the Corporation or within six month after termination of such employment or service, do any one or more of the following:

(a)    Use, publish, sell, trade or otherwise disclose “non-public information” of the Corporation unless such activity was inadvertent, done in good faith and did not cause significant harm to the Corporation.

(b)   After notice from the Corporation, fail to return to the Corporation any document, data, or other item or items in the Employee’s or Non-Employee Director’s possession or to which the Employee or Non-Employee Director has access that may involve “non-public information” of the Corporation.

(c)    Upon the Employee’s or Non-Employee Director’s own behalf or upon behalf of any other person or entity that competes or plans to compete with the Corporation, solicit or entice for employment or hire any Employee of the Corporation.

(d)   Upon the Employee’s or Non-Employee Director’s own behalf or upon behalf of any other person or entity that competes or plans to compete with the Corporation, contact, call upon, solicit or do business with (other than a business which does not compete with any business conducted by the Corporation), any customer of the Corporation the Employee or Non-Employee Director contacted, called upon, solicited, interacted with, or became acquainted with, or learned of through access to information (whether or not the information is or was “non-public information”) while employed by or providing services to the Corporation unless such activity was inadvertent, done in good faith, and did not involve a customer who the Employee or Non-Employee Director should have reasonably known was a customer of the Corporation.

(e)    Upon the Employee’s or Non-Employee Director’s own behalf or on behalf of any other person or entity that competes or plans to compete with the Corporation, engage in any business activity in competition with the Corporation in the same or closely related activity that the Employee or Non-Employee Director was engaged in for the Corporation during the one year period prior to termination of employment or termination of services.

(f)    For purpose of this Section 2.12, “non-public information” means, but is not limited to, trade secrets, confidential processes, programs, software, formulas, methods, business information or plans, financial information, and listings of names (e.g., Employees, customers, and suppliers) that are developed, owned, utilized, or maintained by the Corporation, and that of its customers or suppliers, and that are not generally known by the public.

2.13   “Incentive Stock Option.”   A Stock Option intended to satisfy the requirements of Code Section 422(b).

2.14   “Non-Employee Director.”   A member of the Board or of the board of directors of a Subsidiary or any other body performing the function of a board of directors who is not an Employee.

2.15   “Nonqualified Stock Option.”   A Stock Option which does not satisfy the requirements of Code Section 422(b).

2.16   “Non-Senior Officer.”   An officer or other Employee who is not a Senior Officer.

2.17   “Optionee.”   A Participant who is awarded a Stock Option pursuant to the provisions of the Plan.

2.18   “Participant.”   An Employee or Non-Employee Director to whom an Award has been made which Award remains outstanding.

2.19   “Performance Criteria.”   Any objective determination based on one or more of the following areas of performance of the Corporation, a Subsidiary, or any division, department or group of either

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which includes, but is not limited to: (a) earnings, (b) cash flow, (c) revenue, (d) financial ratios, (e) market performance, (f) shareholder return, (g) operating profits (including earnings before interest, taxes, depreciation and amortization), (h) earnings per share, (i) return on assets, (j) return on equity, (k) return on investment, (l) stock price, (m) asset quality, (n) expense reduction, (o) systems conversion, (p) special projects as determined by the Committee, and (q) integration initiatives. Performance Criteria shall be established by the Committee prior to the issuance of a Performance Grant.

2.20   “Performance Goal.”   One or more goals established by the Committee, with respect to an Award intended to constitute a Performance Grant, that relate to one or more Performance Criteria. A Performance Goal shall relate to such period of time, not less than one year (unless coupled with a vesting schedule of at least one year), as may be specified by the Committee at the time of the awarding of a Performance Grant.

2.21   “Performance Grant.”   An Award, the vesting or receipt without restriction of which, is conditioned on the satisfaction of one or more Performance Goals.

2.22   “Plan.”   The Leesport Financial Corp. 2007 Equity Incentive Plan.

2.23   “Restricted Stock.”   An award of Common Stock pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, including achievement of one or more performance goals, as may be specified by the Committee at the time of such award.

2.24   “Retirement.”   The termination of a Participant’s employment following the first day of the month coincident with or next following attainment of age 65. Retirement with respect to a Participant’s service as a Non-Employee Director will also be determined in accordance with the provisions of the applicable Corporation’s or a Subsidiary’s by-laws or other operative documents.

2.25   “Securities Act.”   The Securities Act of 1933, as amended.

2.26   “Senior Officer.”   An Employee designated as a senior officer of the Corporation (or other equivalent or successor designation as may be made from time to time).

2.27   “Stock Option” or “Option.”   A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

2.28   “Subsidiary.”   A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.

2.29   “Termination For Cause.”   Termination of the employment of an Employee or the termination of service of a Non-Employee Director, as the case may be (together, for purposes of this Section 2.29 (the “Individual”)) after:

(a)    the Pennsylvania Department of Banking or any other government regulatory agency recommends or orders in writing that the Corporation or a Subsidiary terminate the employment or services of such Individual or relieve him or her of his or her duties;

(b)   the Individual engages in any Harmful Activity, or commits an act or engages in a course of conduct constituting fraud or willful malfeasance, dishonesty or gross negligence as to the Corporation or a Subsidiary or as to the Individual’s employment with or service to the Corporation or a Subsidiary;

(c)    in the determination of the Committee with respect to an Employee, such Employee willfully fails to follow the lawful instructions of the Board or any officer of the Corporation or a Subsidiary after such Employee’s receipt of written notice of such instructions, other than a failure resulting from the Employee’s incapacity because of physical or mental illness;

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(d)   in the determination of the Committee, the willful or continued failure by such Individual to substantially and satisfactorily perform the Individual’s duties with the Corporation or a Subsidiary (other than any such failure resulting from the Individual’s being “disabled” (within the meaning of Code Section 22(e)(3)) or as a result of physical or mental illness), within a reasonable period of time after a demand for substantial performance or notice of lack of substantial or satisfactory performance is delivered to the Individual, which demand identifies the manner in which the Individual has not substantially or satisfactorily performed his or her duties; or

(e)    in the determination of the Committee, the failure by such Individual to conform to the Corporation’s Code of Conduct.

For purposes of the Plan, no act, or failure to act, on a Individual’s part shall be deemed “willful” unless done, or omitted to be done, by such Individual not in good faith and without reasonable belief that such Individual’s action or omission was in the best interest of the Corporation or a Subsidiary.

ARTICLE 3. ADMINISTRATION

3.1   The Committee.   The Plan shall be administered by the Committee of the Board composed of two or more members of the Board, all of whom are (a) ”non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, and (b) ”outside directors” within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

3.2   Powers of the Committee.

(a)    The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all Participants and any person claiming under or through a Participant, unless otherwise determined by a majority of the disinterested members of the Board.

(b)   Subject to the terms, provisions and conditions of the Plan the Committee shall have exclusive jurisdiction to:

(i)                          determine and select the Employees and Non-Employee Directors to be granted Awards (it being understood that more than one Award may be granted to the same person);

(ii)                      determine the number of shares subject to each Award;

(iii)                  determine the date or dates when the Awards will be granted;

(iv)                    determine the exercise price of shares subject to an Option in accordance with Article 6;

(v)                        determine the date or dates when an Option may be exercised within the term of the Option specified pursuant to Article 7;

(vi)                    determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;

(vii)                determine the Performance Criteria, and establish Performance Goals with respect thereto, to be applied to an Award; and

(viii)            prescribe the form, which shall be consistent with the Plan document, of the Agreement evidencing any Awards granted under the Plan.

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(c)    Subject to the provisions of this Article 3 and any applicable law, the Committee may, in its sole discretion, delegate any or all of its powers and duties under the Plan, including the power to make Awards under the Plan, to the Chief Executive Officer of the Corporation, subject to such limitations on such delegated powers and duties as the Committee may impose, if any; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan made by the Committee. Notwithstanding the foregoing, the Chief Executive Officer may not make Awards to, or take any action with respect to any Award previously granted, to himself or a person who is an Employee or Non-Employee Director subject to the provisions of Rule 16b-3 of the Exchange Act.

3.3   Liability.   No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Awards granted under this Plan.

3.4   Establishment and Certification of Performance Goals.   The Committee shall establish, prior to grant, Performance Goals with respect to each Award intended to constitute a Performance Grant. Notwithstanding anything herein to the contrary, no Option that is intended to constitute a Performance Grant may be exercised until the Performance Goal or Goals applicable thereto is or are satisfied, nor shall any share of Restricted Stock that is intended to constitute a Performance Grant be released to a Participant until, the Performance Goal or Goals applicable thereto is or are satisfied.

3.5   No Waiver of Performance Goals.   Under no circumstances shall the Committee or the Board waive any Performance Goals with respect to the grant of any Award hereunder that is intended to constitute a Performance Grant.

3.6   Performance Grants Not Mandatory.   Nothing herein shall be construed as requiring that any Award be made a Performance Grant; provided, however, that any Award may be subject to a one or more Performance Goals.

ARTICLE 4. COMMON STOCK SUBJECT TO THE PLAN

4.1   Common Stock Authorized.

(a)    The initial total aggregate number of shares of Common Stock for which Awards may be made under the Plan shall not exceed 12½% of the Corporation’s issued and outstanding Common Stock on the date of the approval of this Plan by the Corporation’s shareholders. Notwithstanding the foregoing, the number of shares of Common Stock available for issuance under the Plan, including shares subject to then outstanding Awards, shall automatically increase on the first trading day of January of each calendar year during the term of the Plan, beginning with calendar year 2008, by an amount equal to the lesser of (i) 12½% of the positive difference, if any, between the number of outstanding shares of Common Stock, including shares subject to outstanding Awards, on the last trading day of the immediately preceding calendar year and the number of outstanding shares of Common Stock, including shares subject to outstanding Awards, on the first trading day of such immediately preceding calendar year; or (ii) an amount determined by the Board. No Incentive Stock Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases. The limitation established by this Section 4.1(a) shall be subject to adjustment as provided in Article 10.

(b)   Subject to the overall 12½% limit, as adjusted, provided in Section 4.1(a), the maximum aggregate number of shares of Common Stock for which Restricted Shares may be awarded under the Plan shall not exceed 5% of the Corporation’s issued and outstanding Common Stock on the date of the approval of this Plan by the Corporation’s shareholders. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 4.1(a) above and Article 10.

(c)    If any Option is exercised by tendering Common Stock, either actually or by attestation, to the Corporation as full or partial payment in connection with the exercise of such Option under the

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Plan, or if the tax withholding requirements are satisfied through such tender, only the number of shares of Common Stock issued net of the Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares available for Awards under the Plan.

4.2   Shares Available.   The Common Stock to be issued under the Plan shall be the Corporation’s Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan.

ARTICLE 5. ELIGIBILITY

5.1   Participation.   Awards shall be granted by the Committee only to persons who are Employees and Non-Employee Directors.

5.2   Incentive Stock Option Eligibility.   Incentive Stock Options may only be granted to Employees of the Corporation or a Subsidiary. Notwithstanding any other provision of the Plan to the contrary, a person who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, a person shall be considered as owning the stock owned, directly or indirectly, by or for the person’s brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. “Outstanding stock” shall include all stock actually issued and outstanding immediately before the grant of the Option. “Outstanding stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

ARTICLE 6. STOCK OPTIONS IN GENERAL

6.1   Exercise Price.   The exercise price of an Option to purchase a share of Common Stock shall be, in the case of an Incentive Stock Option, not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such fair market value in the case of an Incentive Stock Option granted to any person described in Section 5.2. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted. Fair market value shall be determined under the provisions of Code Section 409A and the regulations and guidance promulgated thereunder. The exercise price shall be subject to adjustment pursuant to the limited circumstances set forth in Article 10.

6.2   Limitation on Incentive Stock Options.   The aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Employee in any calendar year (under the Plan and all other plans maintained by the Corporation and any Subsidiary) shall not exceed $100,000. With respect to all or any portion of any Option granted under this Plan not qualifying as an Incentive Stock Option, such Option shall be considered as a Nonqualified Stock Option granted under this Plan for all purposes. In addition, in the event that the Committee grants an Incentive Stock Option under this Plan to a Participant, and, in the event that the applicable limitation contained in this Section 6.2 is exceeded, then such Incentive Stock Option in excess of such limitation shall be treated as a Nonqualified Stock Option under this Plan subject to the terms and provisions of the applicable Agreement, except to the extent modified to reflect recharacterization of the Incentive Stock Option as a Nonqualified Stock Option.

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6.3   Determination of Fair Market Value.

(a)    If the Common Stock is listed on an established securities market (within the meaning of Code Section 409A), the fair market value per share of the Common Stock shall be the closing sale price for such a share on the relevant day. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

(b)   In the event that the Common Stock is not traded on an established securities market (within the meaning of Code Section 409A), then the fair market value per share of Common Stock will be the price established by the Committee in good faith by application of a reasonable valuation method (within the meaning of Code Section 409A).

(c)    Notwithstanding the foregoing, in the event of any change in law or interpretation of law, including but not limited to Code Section 409A and the regulations and guidance promulgated thereunder, the fair market value of the Common Stock on a particular day shall be determined in accordance with such law or interpretation of law.

6.4   Transferability of Options.

(a)    Except as provided in Subsection (b), an Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by him or her.

(b)   An Optionee may, with the prior approval of the Committee, transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Optionee’s “immediate family” (including a trust, partnership or limited liability company for the benefit of one or more of such members), subject to such limits as the Committee may impose, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer. The term “immediate family” shall mean an Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

ARTICLE 7. TERM, VESTING AND EXERCISE OF OPTIONS

7.1   Term and Vesting.   Each Option granted under the Plan shall terminate on the date determined by the Committee, and specified in the Agreement; provided, however, that:

(a)    each intended Incentive Stock Option granted to a person described in Section 5.2 shall terminate not later than five years after the date of the grant;

(b)   each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant; and

(c)    each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant.

Each Option granted under the Plan shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date on which:

(a)    the Optionee has completed one year of continuous employment or service as a Non-Employee Director with the Corporation or a Subsidiary immediately following the date of the grant of the Option (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals);

(b)   unless otherwise provided in an Agreement, a Change in Control occurs; or

(c)    unless otherwise provided in an Agreement, the Optionee’s Retirement, death, or being “disabled” (within the meaning of Code Section 22(e)(3)).

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An Option may be exercised only during the continuance of the Optionee’s employment, or service as a Non-Employee Director except as provided in Article 8.

7.2   Exercise.

(a)    A person electing to exercise an Option shall give notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase. The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission) and in such form as determined by the Committee. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve; further provided, however, that no such manner of exercise shall be permitted if such exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation or a Participant).

(b)   A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

(c)    At the request of the Participant and to the extent permitted by applicable law, the Committee may, in its sole discretion, selectively approve arrangements whereby the Participant irrevocably authorizes a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.

ARTICLE 8. EXERCISE OF VESTED OPTIONS FOLLOWING TERMINATION OF
EMPLOYMENT OR SERVICE

8.1   Retirement; Other Termination by Corporation or Subsidiary; Change in Control.   In the event of an Optionee’s termination of employment or service as a Non-Employee Director (i) due to Retirement, (ii) by the Corporation or a Subsidiary other than Termination for Cause, or (iii) due to a Change in Control, such Optionee’s right to exercise such Option, to the extent vested, shall lapse:

(a)    in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such option or three months from the date of such termination of employment; and

(b)   in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.

8.2   Death or Disability.   In the event of an Optionee’s termination of employment or service as a Non-Employee Director due to death or being “disabled” (within the meaning of Code Section 22(e)(3)), such Optionee’s right to exercise such Option, to the extent vested, shall lapse:

(a)    in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such Option or one year from the date of such termination of employment; and

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(b)   in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.

8.3   Termination For Cause; Other Termination by Optionee.   In the event of an Optionee’s Termination For Cause, or in the event of the Optionee’s termination of employment or service as a Non-Employee Director at the election of an Optionee, such Optionee’s right to exercise such Option shall lapse upon such termination.

8.4   Special Termination Provisions.

(a)    In the event that an Optionee’s employment or service as a Non-Employee Director is terminated by the Corporation or a Subsidiary and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any continuous service requirement for vesting (but not any Performance Goal or Goals) specified in an Agreement pursuant to Section 7.1 and permit exercise of an Option held by such Optionee prior to the satisfaction of such continuous service requirement. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee’s termination of employment or service as a Non-Employee Director.

(b)   In the event the Committee waives the continuous service requirement with respect to an Option as set forth in Section 8.4(a) above, such Option shall lapse:

(i)                          in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such Option or three months from the date of termination of employment; and

(ii)                      in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.

ARTICLE 9. RESTRICTED STOCK

9.1   In General.   Each Restricted Stock Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence the grant of such Award. A Restricted Stock Award shall be subject to a vesting schedule and one or more Performance Goals.

9.2   Minimum Vesting Period for Restricted Stock Awards.   Each Restricted Stock Award granted to a Participant shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date on which (i) the Participant has completed one year of continuous employment or service as a Non-Employee Director with the Corporation or a Subsidiary immediately following the date that the Restricted Stock was awarded (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); (ii) unless otherwise provided in an Agreement, a Change in Control occurs; (iii) unless otherwise provided in an Agreement, the Participant’s Retirement, death, or being “disabled” (within the meaning of Code Section 22(e)(3)) or (iv) unless otherwise provided in an Agreement, the Participant terminates employment or Service as a Non-Employee Director due to Retirement.

9.3   Waiver of Vesting Period for Certain Restricted Stock Awards.   In the event that a Participant’s employment as an Employee or services as a Non-Employee Director are terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any minimum vesting period (but not any Performance Goal or Goals) with respect to a Restricted Stock Award held by such Participant. Any such waiver may be made with retroactive effect, provided it is made within 60 days following such Participant’s termination of employment.

9.4   Issuance and Retention of Share Certificates By Corporation.   One or more share certificates shall be issued upon the grant of a Restricted Stock Award; but until such time as the Restricted Stock shall vest

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or otherwise become distributable by reason of satisfaction of a continuous service requirement and/or one or more Performance Goals, the Corporation shall retain such share certificates.

9.5   Stock Powers.   At the time of the grant of a Restricted Stock Award, the Participant to whom the grant is made shall deliver such stock powers, endorsed in blank, as may be requested by the Corporation.

9.6   Release of Shares.   Within 30 days following the date on which a Participant becomes entitled under an Agreement to receive shares of previously Restricted Stock, the Corporation shall deliver to him or her a certificate evidencing the ownership of such shares, together with an amount of cash (without interest) equal to the dividends that have been paid on such shares with respect to record dates occurring on and after the date of the related Award.

9.7   Forfeiture of Restricted Stock Awards.   In the event of the forfeiture of a Restricted Stock Award, by reason of the termination of employment or service as a Non-Employee Director prior to vesting, the failure to achieve a Performance Goal or otherwise, the Corporation shall take such steps as may be necessary to cancel the affected shares and return the same to its treasury.

9.8   Assignment, Transfer, Etc. of Restricted Stock Rights.   The potential rights of a Participant to shares of Restricted Stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of until such time as unrestricted certificates for such shares are received by him or her.

ARTICLE 10. ADJUSTMENT PROVISIONS

10.1   Share Adjustments.

(a)    In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof (where relevant), (iii) the maximum number of Awards that may be granted within a 12-month period and (iv) the nature and terms of the shares of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

(b)   If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c)    The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

10.2   Corporate Changes.   A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving Corporation or a sale of all or substantially all of the Corporation’s assets, shall cause each outstanding Award to terminate, except to the extent that another corporation may and does, in the transaction, assume and continue the Award or substitute its own awards.

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10.3   Fractional Shares.   Fractional shares resulting from any adjustment in Awards pursuant to this article may be settled as the Committee shall determine.

10.4   Binding Determination.   To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award which shall have been so adjusted.

ARTICLE 11. GENERAL PROVISIONS

11.1   Effective Date.   The Plan shall become effective upon the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

11.2   Termination of the Plan.   Unless previously terminated by the Board, the Plan shall terminate on, and no Award shall be granted after, the day immediately preceding the tenth anniversary of the Plan’s approval by the Corporation’s shareholders.

11.3   Limitation on Termination, Amendment or Modification.

(a)    The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Corporation, no amendment or modification shall be made solely by the Board which:

(i)                          increases the maximum number of shares of Common Stock as to which Awards may be granted under the Plan (except as provided in Section 10.1);

(ii)                      changes the class of eligible Participants; or

(iii)                  otherwise requires the approval of shareholders under applicable state law or under applicable federal law to avoid potential liability or adverse consequences to the Corporation or a Participant.

(b)   No amendment, modification, suspension or termination of the Plan shall in any manner negatively affect any Award theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

11.4   No Right to Grant of Award or Continued Employment or Service.   Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Award to a person who qualifies as an Employee or Non-Employee Director, or (b) confer upon a Participant any right to continue in the employ or service of the Corporation or any Subsidiary or limit in any respect the right, if any, of the Corporation or of any Subsidiary or the Board, as the case may be, to terminate the Participant’s employment.

11.5   No Obligation.   No exercise of discretion under this Plan with respect to an event or person shall create an obligation to exercise such discretion in any similar or same circumstance, except as otherwise provided or required by law.

11.6   Code Section 409A.   This Plan is intended to be exempt from the provisions of Code Section 409A by reason of not being deemed a “nonqualified deferred compensation plan” within the meaning of Code Section 409A(d)(1). Each of the provisions of this Plan document, however, are qualified by reference to provisions of Code Section 409A, and the guidance promulgated thereunder, to the extent such section applies to this Plan. Notwithstanding anything herein to the contrary, if Code Section 409A is applicable the exercise of any discretionary authority and the implementation or carrying out of each other provision of the Plan shall be conditioned upon the conditions and limitations of Code Section 409A and compliance with its specific terms, as the same may have been interpreted by regulatory, case law, or other governing authority. Further, if this Plan or any Option granted hereunder is, or shall become subject to the provisions of Code Section 409A, each such affected Option shall be deemed exercised on the date it vests, or the date the Plan or such Option, as applicable, becomes subject to Code Section 409A; provided,

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however, that if an Optionee is unable to deliver the exercise price and required withholding taxes to the Corporation, such Optionee shall be paid in one lump sum as soon as practicable, to the extent permitted by tax, corporate, securities, and any other relevant laws, (a) the excess (if any) of the fair market value of the Option at the relevant time over the exercise price, less (b) the required tax withholdings.

11.7   Withholding Taxes.

(a)    Subject to the provisions of Subsection (b), the Corporation will require, where sufficient funds are not otherwise available, that a Participant pay or reimburse to it any withholding taxes at such time as withholding is required by law.

(b)   With the permission of the Committee, a Participant may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable to him or her) having a fair market value equal to the amount required to be withheld. An election by a Participant to have shares withheld for this purpose shall be subject to such conditions as may then be imposed thereon by any applicable securities law.

11.8   Limitation on Awards.   Awards under this Plan (and any other plan of the Corporation or a Subsidiary providing for stock options or restricted stock awards) to a Participant shall not exceed, in the aggregate, 200,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 10.

11.9   Listing and Registration of Shares.

(a)    No Option granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Award, until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board.

(b)   If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Committee a written or electronic statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”) AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.’

11.10   Disinterested Director.   For purposes of this Plan, a director shall be deemed “disinterested” if such person could qualify as a member of the Committee under Section 3.1.

11.11   Gender; Number.   Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

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11.12   Applicable Law.   Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered, and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

11.13   Headings.   The headings of the several articles and sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.

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